Rule 497(e)
File Nos. 333-151805; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

HV-6776 - Premier Innovations℠
HV-6777 - Hartford 403(b) Cornerstone Innovations
HV-6778 - Premier Innovations℠ (Series II)

Supplement dated September 11, 2025 to Prospectuses dated May 1, 2025

This Supplement amends information contained in the above-referenced Prospectuses dated May 1, 2025.

Effective August 22, 2025, Invesco Oppenheimer International Growth Fund was renamed Invesco International Growth Fund.

Accordingly, prior information for Invesco Oppenheimer International Growth Fund – Class A in the “Appendix A – Underlying Funds” section of the Prospectuses is hereby updated as follows (all other information contained in the “Appendix A – Underlying Funds” section of the Prospectuses remains unchanged):

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Foreign Large Growth	Invesco International Growth Fund – Class A (Effective 8/22/25, Invesco Oppenheimer International Growth Fund was renamed Invesco International Growth Fund)	1.10%	-1.74%	3.06%	4.38%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A

This Supplement must be accompanied by and read in conjunction with the current Prospectus. Please read this Supplement carefully and retain it for future reference.

2025-PROSUPP-17